Exhibit 10.7

FORM OF SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (the “Agreement”) is made and executed as of July 9, 2015, by and among (i) GROWLIFE, INC., a corporation incorporated under the laws of the State of Delaware (the “Company”), (ii) Business Bloom Inc., a corporation incorporated under the laws of the State of California, Evergreen Garden Centers LLC, a limited liability company organized and existing under the laws of the State of Delaware, Growlife Hydroponics, Inc., a corporation incorporated under the laws of the State of Delaware, Rocky Mountain Hydroponics, a limited liability company organized and existing under the laws of the State of Colorado, SG Technologies Corp., a corporation incorporated under the laws of the State of Nevada, Soja, Inc., a corporation incorporated under the laws of the State of California,, PHOTOTRON Inc., a corporation incorporated under the laws of the State of California, and Growlife Productions Inc., a corporation incorporated under the laws of the State of California, as joint and several guarantors (together, jointly and severally, the “Guarantors” and together with the Company, the “Credit Parties”), (iii) TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands, as lender (the “TCA”), and (iv) _____________________ (the “Subordinated Creditor”).

W I T N E S S E T H:

WHEREAS, the Subordinated Creditor has previously made a loan to and has existing secured obligations outstanding and owed by the Credit Parties (collectively, the “Existing Obligations”), which obligations are evidenced by, among other things, that certain 6% Senior Secured Convertible Note, dated as of March 16, 2012, issued by the Company in favor of the Sterling Scott, as subsequently amended and assigned to the Subordinated Creditor pursuant to that certain Note Purchase Agreement, dated as of September 10, 2014, by and between Sterling Scott and the Subordinated Creditor, of which $_______________ plus interest is outstanding as of the date hereof; and

WHEREAS, TCA desires to purchase from the Company and the Company desires to sell and issue to TCA up to Three Million and No/100 Dollars ($3,000,000.00) of senior secured convertible, redeemable debentures (the “Debenture(s)”) in connection with that certain Securities Purchase Agreement, dated as of April 30, 2015 and made effective as of July 9, 2015 (the “Purchase Agreement”), by and between the Company and TCA; and

WHEREAS, all of Credit Parties’ obligations to TCA under the Purchase Agreement and other Transaction Documents are secured by those certain Security Agreements, each dated of even date with the Purchase Agreement, each made by and between each Credit Party and TCA (the “Security Agreement”), which Security Agreements provide to TCA a continuing and unconditional first priority security interest (“TCA’s Security Interest”) in the “Collateral” (as used in this Agreement, such term shall have the meaning ascribed to it in the Security Agreements) of the Credit Parties; and

WHEREAS, the Subordinated Creditor has agreed to subordinate: (i) all of Credit Parties’ indebtedness and obligations to the Subordinated Creditor, including, but not limited to the Existing Obligations, whether presently existing or arising in the future, as amended, restated, renewed or supplemented from time to time, except such of Subordinated Creditor’s existing debt or obligations consented to in writing by Lender following the date hereof on a case by case basis (the “Subordinated Debt”); and (ii) all of the Subordinated Creditor’s security interests of any nature or kind in the Credit Parties’ property and assets, to the “Senior Debt” (as hereinafter defined) and to TCA’s Security Interest, all as more specifically hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the Credit Parties, TCA and the Subordinated Creditor does hereby agree as follows:

1.             Recitals; Definitions. The recitals set forth above are true and correct and are incorporated herein by reference. Capitalized terms used in this Agreement and not otherwise defined herein, shall have the same meanings ascribed to such terms in the Purchase Agreement.

2.             Subordination. Until the Obligations and all other obligations of any nature or kind of the Credit Parties to TCA under the Purchase Agreement, Debentures and all other Transaction Documents, whether now existing or hereafter arising, together with all costs of collection (including attorneys’ fees and court costs and expenses throughout all trial and appellate levels and all negotiations, mediations, arbitrations and bankruptcy proceedings) (collectively, the “Senior Debt”) are indefeasibly paid in full (hereinafter referred to as a “Discharge” or as the Senior Debt being “Discharged”), the Subordinated Creditor does hereby subordinate: (i) any right to payment or distribution by or on behalf of the Credit Parties, directly or indirectly, of assets of the Credit Parties of any kind or character for or on account of the Subordinated Debt; and (ii) any and all security interests, liens, charges, encumbrances or other interests that the Subordinated Creditor may have or obtain at any time in any assets of the Credit Parties to secure the Subordinated Debt (the “Existing Liens”), to the prior payment in full of the Senior Debt, and to TCA’s Security Interest in the Collateral, and the Subordinated Creditor agrees that until such time as the Senior Debt has been Discharged, any and all Existing Liens shall be junior and subordinate to TCA’s Security Interest, and TCA’s Security Interest shall be first, senior and prior to each of the Existing Liens. The priority specified in the preceding sentence shall be applicable irrespective of the dates, times or order of attachment or perfection of the Existing Liens, the time or order of filing of any Existing Liens, the time or order of filing of any financing statements relating to any of the Existing Liens, the time or order of obtaining control or possession, the giving or failure to give notice of the acquisition or expected acquisition of any purchase money liens, the failure to perfect or maintain the perfection or priority of TCA’s Security Interest or the failure of TCA to obtain control or possession of any Collateral. The Subordinated Creditor, to the fullest extent permitted by applicable law, waives as to TCA, any requirement regarding, and agree not to demand, request, plead or otherwise claim the benefit of, any marshaling, appraisement, valuation or other similar right that may otherwise be available to the Subordinated Creditor under applicable law with respect to any Collateral.

3.            No Payments or Enforcement. Until the Senior Debt is Discharged, the Subordinated Creditor will not demand or receive from the Credit Parties, and the Credit Parties will not pay to the Subordinated Creditor, all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will the Subordinated Creditor exercise any remedy with respect to any of the Existing Liens against any assets or property of the Credit Parties, nor will the Subordinated Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Credit Parties.

4.            Subordination Upon Any Distribution of Assets of the Credit Parties. In the event of any payment or distribution of assets of the Credit Parties of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to the Credit Parties, or their property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of the Credit Parties, or otherwise (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be paid in full and in cash, or payment provided for in cash or in cash equivalents, before any payment or distribution is made on account of the Subordinated Debt; and (ii) to the extent permitted by applicable law, any payments or distributions on account of the Subordinated Debt to which the Subordinated Creditor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to TCA for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to TCA in respect of such Senior Debt.

5.            Payment Over to Senior Lender. In the event that any payments or distributions on account of the Subordinated Debt or in any way relating to the Collateral or any assets or property of the Credit Parties shall be received in contravention of this Agreement by the Subordinated Creditor before all Senior Debt is Discharged, such payments or distributions shall be held in trust for the benefit of TCA and shall be immediately paid over or delivered to TCA, in the same form as received, with any necessary endorsements, for application to the payment of the Senior Debt remaining unpaid, after giving effect to any concurrent payments or distributions to TCA in respect of the Senior Debt.

6.            Release of Collateral Upon Permitted Collateral Sale. In connection with any sale, lease, exchange, transfer or other disposition of Collateral or any other assets of the Credit Parties by TCA, the Subordinated Creditor hereby agrees: (i) that upon the written request of TCA with respect to the Collateral or other assets subject to such sale or other disposition (which written request shall specify the proposed closing date), release or otherwise terminate any Existing Liens on such Collateral or other assets; (ii) to promptly deliver such terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release (collectively, “Release Documents”) and take such further actions as TCA shall reasonably require in order to release and/or terminate the Existing Liens or any other claims that the Subordinated Creditor may have on the Collateral or any other assets of the Credit Parties subject to such sale or other disposition; provided that no such Release Documents shall be filed or become effective until the closing of such sale or other disposition; and (iii) shall be deemed to have consented under the documents evidencing the Existing Obligations to such sale or disposition free and clear of such Existing Liens or other claims or security interests the Subordinated Creditor may have and to have waived the provisions of the documents evidencing the Existing Obligations to the extent necessary to permit such transaction.

7.            Authorization to Senior Lender. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any of the Credit Parties or their property that constitutes a default or Event of Default under the Purchase Agreement or any of the Transaction Documents: (i) TCA is hereby irrevocably authorized and empowered (in the name of the Subordinated Creditor or otherwise), to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt on the terms and conditions provided herein and give acquittance therefor and to file claims and proofs of claim and take such other actions (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of TCA hereunder (but in no event shall TCA have any obligation to take any such actions); and (ii) the Subordinated Creditor shall promptly take such action as TCA reasonably may request to effectuate the provisions of this Agreement: (A) to collect the Subordinated Debt for the account of TCA and to file appropriate claims or proofs of claim in respect of the Subordinated Debt; (B) to execute and deliver to TCA such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt consistent with the terms of this Agreement; and (C) to collect and receive any and all payments and distributions on account of the Subordinated Debt as provided herein until the Senior Debt is Discharged.

8.             Power of Attorney. The Subordinated Creditor hereby irrevocably constitutes and appoints TCA, and any agent or representative of TCA, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Subordinated Creditor and in the name of the Subordinated Creditor or in TCA’s own name, from time to time in TCA’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all action and to execute any and all documents and instruments, in each case, which may be necessary or commercially reasonable and appropriate to accomplish the purposes of this Agreement, including any Release Documents, such power of attorney being coupled with an interest and irrevocable. The Subordinated Creditor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section. No Person to whom this power of attorney is presented, as authority for TCA to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Subordinated Creditor as to the authority of TCA to take any action described herein, or as to the existence of or fulfillment of any condition to this power of attorney, which is intended to grant to TCA the authority to take and perform the actions contemplated herein.

9.            Certain Agreements of the Subordinated Creditor.

(a)         No Benefits. The Subordinated Creditor understands that there are various agreements between TCA and the Credit Parties evidencing and governing the Senior Debt, and the Subordinated Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on the Subordinated Creditor, and that TCA shall not have any obligation to the Subordinated Creditor, or any other parties, to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b)         No Interference. The Subordinated Creditor acknowledges that the Credit Parties have granted to TCA security interests in all of the Collateral, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by TCA in accordance with applicable law and the terms of the Purchase Agreement and other Transaction Documents.

(c)         Reliance by Senior Lender. The Subordinated Creditor acknowledges and agrees that TCA has relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in consenting to any loans or other financial accommodations by the Subordinated Creditor to the Credit Parties.

(d)         Obligations of Credit Parties Not Affected. The Subordinated Creditor hereby agrees that at any time and from time to time, without notice to or the consent of the Subordinated Creditor, without incurring any responsibility or obligation to the Subordinated Creditor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of TCA hereunder: (i) the time for Credit Parties’ performance of or compliance with any of its agreements contained in the Purchase Agreement or any other Transaction Document may be extended or such performance or compliance may be waived by TCA; (ii) the agreements of Credit Parties under the Purchase Agreement and other Transaction Documents may from time to time be modified by TCA and Credit Parties for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of the respective parties thereunder; (iii) the manner, place, or terms for payment of the Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part, all in accordance with the terms of the Purchase Agreement and all other Transaction Documents; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement between the Credit Parties and TCA; (v) any Collateral may be sold, exchanged, released, or substituted and any of TCA’s Security Interests may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any guarantor or obligor or other person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Credit Parties, any other party, or with respect to any Collateral, may be exercised by TCA (or TCA may waive or refrain from exercising such rights).

(e)         Rights of Senior Lender Not to Be Impaired. No right of TCA to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by the Credit Parties or TCA hereunder or under or in connection with the Purchase Agreement or any of the Transaction Documents, or by any noncompliance by the Credit Parties with the terms and provisions and covenants herein, in the Purchase Agreement, or in any other Transaction Document, regardless of any knowledge thereof TCA may have or otherwise be charged with.

(f)         Financial Condition of the Credit Parties. The Subordinated Creditor shall not have any right to require TCA to obtain or disclose any information with respect to: (i) the financial condition or assets or liabilities of the Credit Parties, or the ability of the Credit Parties to pay the Senior Debt, or perform their respective obligations under the Purchase Agreement or other Transaction Documents; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of TCA or any other party; or (vi) any other matter, fact, or occurrence whatsoever, except that TCA agrees to provide written notice of any default or Event of Default by Credit Parties under the Purchase Agreement or any of the Transaction Documents, provided, however, that no rights or benefits conferred upon TCA by this Agreement or under the Purchase Agreement or any of the Transaction Documents shall be impaired or adversely affected by any failure of TCA to provide such notice.

10.          Restrictions on Transferability of Subordinated Debt. The Subordinated Creditor agrees that it shall not transfer, assign, encumber, hypothecate or subordinate, at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Debt, either principal or interest or otherwise, and there shall promptly be placed on each promissory note or other document or agreement constituting a portion of the Subordinated Debt, a legend reciting that the same is subject to this Agreement; provided, however, the Subordinated Creditor shall have the right to transfer or assign the Subordinated Debt, or any portion thereof, so long as a condition precedent to such transfer or assignment, the transferee or assignee shall execute and deliver to TCA a subordination agreement substantially in the same form as this Agreement with respect to such transferred portion of the Subordinated Debt.

11.          Statement of Account. The Subordinated Creditor hereby agrees that it will provide and deliver to TCA, upon demand, from time to time, a statement of the account of Credit Parties with the Subordinated Creditor.

12.          Miscellaneous.

(a)         Subrogation. The Subordinated Creditor hereby agrees that until the Senior Debt is Discharged, it shall waive any claims and shall not exercise any right or remedy, direct or indirect, arising by way of subrogation or otherwise, against the Credit Parties.

(b)         Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon the Credit Parties and the Subordinated Creditor until the Senior Debt is Discharged, or until the Subordinated Debt is paid in full. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the Credit Parties.

(c)         Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of the Credit Parties shall be rescinded or must otherwise be restored or returned by TCA, whether as a result of an Insolvency Event or otherwise.

(d)         Obligations of the Credit Parties Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and of TCA, on the other hand, with respect to the obligations of the

Credit Parties to TCA and the Subordinated Creditor. Nothing contained in this Agreement shall: (i) impair, as between the Subordinated Creditor and the Credit Parties, the obligation of the Credit Parties to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable (subject, however, to the terms of this Agreement as applicable to TCA’s rights hereunder); or (ii) otherwise affect the relative rights of the Subordinated Creditor against the Credit Parties, on the one hand, and of the other creditors (other than TCA) of the Credit Parties against the Credit Parties, on the other hand.

(e)         Further Assurances and Additional Acts. The Subordinated Creditor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as TCA reasonably shall deem necessary to effectuate the purposes of this Agreement, and promptly provide TCA with evidence of the foregoing reasonably satisfactory to TCA.

(f)         Entire Agreement. This Agreement: (i) is valid, binding and enforceable against the Subordinated Creditor and Credit Parties in accordance with its terms and provisions and no conditions exist as to its legal effectiveness; and (ii) constitutes the entire agreement between the parties with respect to the subject matter hereof. No promises, either expressed or implied, exist between TCA, the Subordinated Creditor and Credit Parties, unless contained herein. This Agreement is the result of negotiations between the Subordinated Creditor, Credit Parties and TCA and has been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and is the product of all parties. Accordingly, this Agreement shall not be construed more strictly against TCA merely because of TCA’s involvement in its preparation.

(g)         Amendments; Waivers. No delay on the part of TCA in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by TCA of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and acknowledged by TCA, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights and remedies of TCA under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to TCA provided by law.

(h)        MANDATORY FORUM SELECTION. THE SUBORDINATED CREDITOR AND EACH CREDIT PARTY IRREVOCABLY AGREES THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW. THE SUBORDINATED CREDITOR AND EACH CREDIT PARTY HEREBY CONSENTS TO THE

EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

(i)         Governing Law. Except in the case of the Mandatory Forum Selection Clause in Section 12(h) above, which clause shall be governed and interpreted in accordance with Florida law, this Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

(j)         WAIVER OF JURY TRIAL. THE SUBORDINATED CREDITOR, THE CREDIT PARTIES AND TCA, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH TCA, THE SUBORDINATED CREDITOR AND THE CREDIT PARTIES ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(k)         Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Credit Parties:	Growlife, Inc.
500 Union Street, Suite 810
Seattle, WA 98101
Attention: Marco Hegyi
E-mail: mhegyi@growlifeinc.com

With a copy to:	Horwitz & Armstrong, LLP
26475 Rancho Parkway South
Lake Forest, CA 92630
Attention: John Armstrong, Esq.
E-mail: jarmstrong@horwitzarmstrong.com

If to TCA:	TCA Global Credit Master Fund, LP
3960 Howard Hughes Parkway, Suite 500
Las Vegas, Nevada 89169
Attn: Mr. Robert Press
E-mail: bpress@tcaglobalfund.com

With a copy to:	Lucosky Brookman LLP
101 Wood Avenue South, 5th Floor
Woodbridge, NJ 08830
Attn: Mr. Seth A. Brookman, Esq.
E-mail: sbrookman@lucbro.com

If to Subordinated Creditor:	____________________
____________________
____________________
____________________

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

(l)         Binding Effect. This Agreement shall become effective upon execution by the parties hereto and shall be binding on the parties hereto and their respective successors and assigns.

(m)       Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(n)         Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of this Agreement or any other Transaction Document maintained by TCA shall be deemed to be originals thereof for all purposes.

(o)         Costs, Fees and Expenses. The Company shall pay or reimburse TCA for all reasonable costs, fees and expenses incurred by TCA or for which TCA becomes obligated in connection with the enforcement of this Agreement, including costs and expenses and attorneys’

fees, costs and time charges of counsel to TCA throughout all court levels.

(p)         Termination. This Agreement shall not terminate until the Senior Debt is Discharged, or until the Subordinated Debt is paid in full in accordance with the provisions hereof.

(q)         Specific Performance. TCA is hereby authorized to demand specific performance of this Agreement, whether or not the Credit Parties shall have complied with any of the provisions hereof applicable to them, at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

(r)          Authority. Each party hereby represents and warrants to the others that each party has the requisite power and authority to enter into this Agreement and otherwise to carry out its respective obligations hereunder, and that the execution, delivery and performance by each party of this Agreement have been duly authorized by all necessary action on the part of each party, respectively and as applicable, and that the person executing this Agreement on behalf of each party has been fully authorized to do so in accordance with applicable law and the governing documents of each party.

[Signatures on the following page]

IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first written above.

GROWLIFE, INC.

By:
Name: Marco Hegyi
Title: President

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Marco Hegyi, the President of Growlife, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 1 of 10

BUSINESS BLOOM INC.

By:
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Business Bloom Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 2 of 11

EVERGREEN GARDEN CENTERS LLC

By:
Name: Marco Hegyi
Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Evergreen Garden Centers LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 3 of 11

GROWLIFE HYDROPONICS, INC.

By:
Name: Marco Hegyi
Title: Chief Executive Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Growlife Hydroponics, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 4 of 11

ROCKY MOUNTAIN HYDROPONICS

By:
Name: Marco Hegyi
Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Rocky Mountain Hydroponics, a Colorado limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 5 of 11

SG TECHNOLOGIES CORP.

By:
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of SG Technologies Corp., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 6 of 11

SOJA, INC.

By:
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Soja, Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 7 of 11

GROWLIFE PRODUCTIONS INC.

By:
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Growlife Productions Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 8 of 11

PHOTOTRON INC.

By:
Name:
Title:

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that _______________________, the ______________________ of Phototron Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 9 of 11

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Master Fund, GP, Ltd.
Its:	General Partner

By:
Name:	Robert Press
Title:	Director

Subordination Agreement – Signature Page 10 of 11

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that ____________, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

Subordination Agreement – Signature Page 11 of 11